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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                      ----------------------------------


                                   FORM 8-K
                                CURRENT REPORT


                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


Date of Report                                                 February 23, 1999
(Date of Earliest Event Reported)

                      COLUMBIA/HCA HEALTHCARE CORPORATION
            (Exact name of Registrant as specified in its Charter)


                                   DELAWARE
                           (State of Incorporation)


 001-11239                                                       75-2497104
(Commission                                                   (I.R.S. Employer
File Number)                                                 Identification No.)



One Park Plaza, Nashville, Tennessee                                 37203
(Address of principal executive offices)                          (Zip Code)

                                (615) 344-9551
             (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS

        On February 23, 1999, Columbia/HCA Healthcare Corporation (the "Company") announced operating results for the year and fourth quarter ended December 31, 1998. The Company also announced that its Board of Directors has authorized the repurchase of up to an additional $1 billion of its common stock. In addition, the Company announced that it has entered into a Letter of Credit Agreement with the United States in connection with the Company's share repurchase programs.

ITEM 7. EXHIBITS

        Exhibit 20      Copy of press release dated February 23, 1999.

        Exhibit 99      Copy of Letter of Credit Agreement.


                                   SIGNATURE

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

COLUMBIA/HCA HEALTHCARE CORPORATION

/s/ JOHN M. FRANCK II
-----------------------------------------
John M. Franck II
Corporate Secretary

DATED:  February 24, 1999